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                                                                   EXHIBIT 23.3

                      CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the use in the Prospectus constituting part of this Amendment No. 2 to Registration Statement on Form S-4 of Cobblestone Golf Group, Inc. of our report dated July 26, 1996 relating to the financial statements of Sweetwater Golf Partnership, which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.

PRICE WATERHOUSE LLP

Houston, Texas

September 26, 1996